UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 10, 2023

Lexaria Bioscience Corp.
(Exact name of registrant as specified in its charter)

Nevada	000-52138	20-2000871
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 – 740 McCurdy Road, Kelowna, BC Canada	V1X 2P7
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (250) 765-6424

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share Warrants to Purchase Common Stock	LEXX LEXXW	The Nasdaq Capital Market The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On October 10, 2023 at 1:00 p.m. (Pacific Time), Lexaria Bioscience Corp. (the “Company”) held its special shareholder meeting (the “Meeting”).  There were 4,680,714 shares of the Company represented in person or by proxy at the Meeting, constituting 57.85% of the Company’s issued share capital as at August 14, 2023, being the record date of the Meeting.  The matters voted upon at the Meeting and the final voting results are set forth below:

Matter Being Voted On	For	Against/ Withheld	Abstain	Broker Non-Vote	Percent Approved By1
To Approve a Reverse Stock Split with such ratio to be not less than 2 current shares for one post reverse stock split share and no more than 12 current shares for one post reverse stock split.	3,120,754	1,546,507	13,453	0	67%
To approve the adjournment of the Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there is insufficient votes in favour of Proposal No. 1 or to establish quorum	3,274,780	1,362,609	43,250	0	70%

1 Percentage is calculated based on abstained votes not being counted as a vote for or against the resolution.

As quorum was established and the reverse stock split resolution was approved, the adjournment proposal was not relied on.

All of the proposals are described in detail in the Company’s proxy statement filed with the Securities and Exchange Commission on August 23, 2023.

Item 8.01 Other Events

The Company has entered into a three-month investor relations contract with Andrew Barwicki Inc. for compensation of $99,500.

The Company announced in its press release of October 12, 2023 the grants of its most recent Canadian patents for the use of its proprietary DehydraTECH technology.  A summary of these most recently issued Canadian patents is as follows:

Canadian Patent # 2,984,917 - This patent represents our first Canadian patent in our established Patent Family #3 protecting the use of our DehydraTECH technology with Stable Ready-to-Drink Beverage Compositions Comprising Lipophilic Active Agents, in which we already have patents issued in Australia, India, Japan and Mexico.

Canadian Patent #3,111,082 - This patent represents our first patent globally in our Patent Family #14 protecting the use of DehdyraTECH technology with Lipophilic Active Agent Infused Tobacco Leaves and/or Tobacco Materials and Methods of Use Thereof.

Item 9.01	Financial Statements and Exhibits

99.1	Press Release dated October 12, 2023

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEXARIA BIOSCIENCE CORP.
/s/ Chris Bunka
Chris Bunka
CEO, Principal Executive Officer

Date: October 12, 2023

3